Subsequent events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent events
36.	Subsequent events

36.1.	Sale of Pasadena Refinery

On January 30, 2019, Petrobras America Inc. (PAI) entered into a Share Purchase Agreement (SPA) with Chevron USA Inc. (Chevron) for the sale of the shares held by PAI on Pasadena Refining System Inc. (PRSI) and PRSI Trading LLC (PRST), which make up the Pasadena refining system in the United States.

The value for this transaction is US$ 562, of which US$ 350 refers to shares of Pasadena and US$ 212 relates to its working capital in October 2018. The final value is subject to working capital adjustments up to the transaction closing.

The conclusion of this transaction is subject to the fulfillment usual conditions precedent, such as approvals from the antitrust agencies of the United States and Brazil.

36.2.	Public Offering of Debentures

On January 31, 2019, the Company finalized the bookbuilding of issuance of simple, non-convertible, unsecured debentures amounting to US$ 929 (R$ 3,600 million).

The Debentures of the 1st and 2nd series will count on the incentive pursuant to Law 12,431/2011 and other relevant regulations, with respective proceeds being used in exploration and production operations. The Company will use 90% of proceeds from the 3rd series to prepay a bank financing maturing in 2023, and the remainder for general corporate purposes.

The nominal amount of the 1st and 2nd series will be updated by the Brazilian price index rate (IPCA), mature in seven years and ten years, respectively. The 1st one will bear interest at IPCA rate plus 4.0460% p.a, while the second will be updated by IPCA rate plus 4.2186% p.a. The Debentures of the third series, whose nominal unit value will not be updated, will mature in seven years and bear interest at 106.25% of the Brazilian interbank offering rate (CDI).